UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 6, 2019

MATEON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29397 Agoura Road, Suite 107

Agoura Hills, CA 91301

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code

(650) 635-7000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbols	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

Bridge Financing

As part of a financing program, on April 17, 2019 the Company entered into a series of substantially identical securities purchase agreements (the “Securities Purchase Agreements”), which provided for the issuance of up to $1.2 million in principal amount of debentures (the “Bridge Financing”). The Securities Purchase Agreements each provided for the issuance of convertible debentures due three years from the dates of issuance (the “Debentures”) to be accomplished in two tranches—the first tranche at signing and the second tranche, subject to the Company’s demand and satisfaction of certain conditions, any time after May 23, 2019. One of the Securities Purchase Agreements was with Peak One Opportunity Fund, L.P., a second was with TFK Investments LLC and a third was with Vuong Trieu, Ph.D. and another investor (the “Bridge Investor”).

On April 23, 2019, the Company drew down the initial tranche under all of the Securities Purchase Agreements, issuing $600,000 of face amount Debentures for gross proceeds of $540,000 after original issue discount.

On June 14, 2019, the Company closed the second tranche of financing with Peak One Opportunity Fund, L.P. issuing an additional $200,000 face amount Debenture for gross proceeds of $180,000 after original issue discount. Concurrent with the issuance of the second tranche, the Company entered into an amendment with the Securities Purchase Agreement with Peak One Opportunity Fund, L.P. (the “Amendment”) to increase the total borrowing amount under that Securities Purchase Agreement to up to $600,000, adding the ability to borrow up to an additional $200,000 in a third tranche through the issuance of an additional Debenture.

On August 6, 2019, the Company closed the second tranche of financing with the Bridge Investor, issuing an additional $200,000 face amount Debenture for gross proceeds of $180,000 after original issue discount.

Following, the drawdown of the second tranche from the Bridge Investor, up to $400,000 in face value of Debentures remains available under the Securities Purchase Agreements.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 6, 2019, in connection with the Bridge Financing and under the terms of the Securities Purchase Agreement, the Company issued a $200,000 principal amount Debenture to a single accredited investor, at a 10% original issue discount for gross proceeds of $180,000.

Additional information on the terms of the Bridge Financing, including the redemption rights, pre-payment terms and conversion rights associated with the Debentures, is contained in Item 1.01 of the Company’s current report on Form 8-K filed with the SEC on April 18, 2019, which is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

On August 6, 2019, in connection with the second tranche of the Bridge Financing, the Company issued the Debenture in a $200,000 principal amount to a Bridge Investor.

The securities issued in the second tranche of the Bridge Financing were issued in reliance upon exemptions from registration requirements pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, the rules promulgated thereunder and pursuant to applicable state securities laws and regulations.

References to Agreements

The descriptions of the Securities Purchase Agreements, the Amendment and the Debentures do not purport to be complete and are qualified in their entirety by reference to the forms of Securities Purchase Agreement, Amendment and Debenture, which are attached as Exhibits to this Current Report on Form 8-K, and each of which is incorporated herein by reference.

The agreements have been included to provide investors and stockholders with information regarding their respective terms. Those agreements are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in those agreements were made only for purposes of those agreements and as of specific dates, were solely for the benefit of the parties to those agreements, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under any of the agreements and should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the agreements, which subsequent information may or may not be fully reflected in our public disclosures.

Forward-Looking Statements

This document contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words “will,” “may,” “would,” “approximate,” “expect,” “intend,” and similar expressions and their variants may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements relating to the timing and availability of any additional tranches under the Bridge Financing; the adequacy Company’s capital to support its future operations; the timing or availability of any future financing. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, the risk factors included in the Company’s Annual Report on Form 10-K filed with the SEC on April 10, 2019. Forward looking statements are based on information available and assumptions as of the date of this report. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Incorporation by reference
4.1	Form of Debenture, issued by the Company to the Bridge Investors.	Exhibit 4.2 of the Company’s Current Report on Form 8-K filed with the SEC on April 18, 2019.

10.1	Amendment to Securities Purchase Agreement, dated as of April 17, 2019, by and among the Company and Peak One Opportunity Fund L.P.	Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC on April 18, 2019.

10.2	Form of Securities Purchase Agreement, dated as of April 17, 2019, by and among the Company and the Bridge Investors.	Exhibit 10.3 of the Company’s Current Report on Form 8-K filed with the SEC on April 18, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mateon Therapeutics, Inc.

Date: August 7, 2019		/s/ Vuong Trieu
	By:	Vuong Trieu
Chief Executive Officer